                                                                      Exhibit 24

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Bruce A. Jackson, with full power of substitution and resubstitution, as attorney-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorney-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Richard L. Kinzel
                                         ---------------------------------------
                                         Richard L. Kinzel

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel, with full power of substitution and resubstitution, as attorney-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorney-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Bruce A. Jackson
                                         ---------------------------------------
                                         Bruce A. Jackson

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel and Bruce A. Jackson and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Darrell D. Anderson
                                         ---------------------------------------
                                         Darrell D. Anderson

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel and Bruce A. Jackson and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Richard S. Ferreira
                                         ---------------------------------------
                                         Richard S. Ferreira

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel and Bruce A. Jackson and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Michael D. Kwiatkowski
                                         ---------------------------------------
                                         Michael D. Kwiatkowski

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel and Bruce A. Jackson and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ David L. Paradeau
                                         ---------------------------------------
                                         David L. Paradeau

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel and Bruce A. Jackson and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Steven H. Tishman
                                         ---------------------------------------
                                         Steven H. Tishman

                                CEDAR FAIR, L.P.

                                Power of Attorney

      The undersigned director and/or officer of Cedar Fair Management, Inc, the general partner of Cedar Fair, L.P., a Delaware limited partnership, which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 for the purpose of registering equity securities, hereby constitutes and appoints Richard L. Kinzel and Bruce A. Jackson and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned's name, place and stead, as a director and/or an officer of Cedar Fair Management, Inc., such registration statement and any and all amendments (including post-effective amendments and any related registration statements pursuant to Rule 462) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.

      Executed this 21st day of June, 2004.

                                         /s/ Thomas A. Tracy
                                         ---------------------------------------
                                         Thomas A. Tracy